AMENDMENT NO. 1

TO THE

SHARE EXCHANGE AGREEMENT

This Amendment No. 1 (this “Amendment”), which is dated as of November 13, 2008, amends the Share Exchange Agreement, dated as of August 29, 2008 and effective as of July 31, 2008 (the “Agreement”), by and among Map Financial Group, Inc., a Nevada corporation (“MFG”), FastCash International Limited, a corporation organized and existing under the laws of the British Virgin Islands (“FCI”), Bayville Global Limited, a corporation organized and existing under the laws of the British Virgin Islands (the “Stockholder”), Line Trust Corporation Limited, as Trustees of The Cape Settlement (“Cape”), and Line Trust Corporation Limited, as Trustees of The Carriage Settlement (“Carriage”), both of 57/63 Line Wall Road, Gibraltar (collectively, the “Trusts” and, together with MFG, FCI and the Stockholder, collectively the “Parties”).

WHEREAS, the Parties executed the Agreement on or about August 29, 2008 with the intent that it should be effective as of July 31, 2008; and

WHEREAS, the Parties deem it to be in their best interests, and in the best interests of their respective stockholders and beneficiaries, to make the Agreement effective as of August 29, 2008 instead of July 31, 2008.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.         Effective Date. The Agreement shall be effective as of August 29, 2008. Other than as provided in this Section 1, no other terms or provisions of the Agreement shall be modified or amended by this Amendment.

2.         Execution. This Amendment may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Intentionally left blank; signatures follow]

          IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

MAP FINANCIAL GROUP, INC.
By: /s/ Jonathan Malamud
Name: Jonathan Malamud
Title: Chief Executive Officer

FAST CASH INTERNATIONAL LIMITED.
By: /s/ Jonathan Malamud
Name: Jonathan Malamud
Title:

LINE TRUST CORPORATION LIMITED AS TRUSTEES OF THE CAPE SETTLEMENT
By: /s/ Raquel Moss
Name: Raquel Moss
Title: Director

LINE TRUST CORPORATION LIMITED AS TRUSTEES OF THE CARRIAGE SETTLEMENT
By: /s/ Raquel Moss
Name: Raquel Moss
Title: Director

BAYVILLE GLOBAL LIMITED
By: /s/ Tyrene Solecl
Name: Tyrene Solecl

Title: